Exhibit 10.30

AMENDMENT TO THE HURON CONSULTING GROUP INC.
EMPLOYEE STOCK PURCHASE PLAN

SCHEDULE A

Subsidiaries Participating in the Plan

Huron Consulting Services LLC
Huron Advisors Canada Limited / Conseillers Huron Canada Limitée
Innosight Consulting, LLC
Huron Managed Services LLC
Huron Consulting Services U.K. Limited
Huron Eurasia India Private Limited

and, of the below-listed companies, each effective as of the applicable acquisition date:

Huron Consulting Asia-Pacific Pte. Ltd.
Innosight Consulting SARL